Principal Funds, Inc.

Supplement dated August 24, 2015
to the Statement of Additional Information dated December 31, 2014 as amended and restated March 10, 2015 and June 15, 2015

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

On or about December 31, 2015, revise the Statement of Additional Information as described below.

PORTFOLIO MANAGER DISCLOSURE

In the Advisor: Principal Management Corporation section, delete references to James W. Fennessey in the Other Accounts Managed table.

In the Compensation section, delete the reference to Mr. Fennessey in the fourth paragraph heading.

In the Ownership of Securities table, delete references to James W. Fennessey.